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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of THE SECURITIES
                              EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported)   April 22, 1997
                                                          ------------------

                           GEOTEK COMMUNICATIONS, INC.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)



      Delaware                       0-17581                  22-2358635
------------------------     ------------------------    ---------------------
  State or other juris-      (Commission File Number)    (IRS Employer Identi-
diction of incorporation)                                    fication No.)


102 Chestnut Ridge Road, Montvale, New Jersey                 07645
---------------------------------------------              ----------
   (Address of principle executive offices)                (Zip Code)


Registrant's telephone number, including area code    201-930-9305
                                                   ------------------

                                       N/A
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

                         Exhibit Index appears at Page 5

                               Page 1 of 29 Pages

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


Item 5. Other Events

         On April 22, 1997, Geotek Communications, Inc. (the "Company") entered into an agreement with investors affiliated with the Soros Group to amend (the "Amendment") the terms of their $40,000,000 unsecured Senior Loan Agreement (the "Credit Facility") and Warrants to purchase 4,210,526 shares of the Company's Common Stock originally issued in connection therewith (the "Warrants"), both of which were executed by the parties on April 4, 1996. Pursuant to the Amendment, the Company will be permitted to borrow funds under the Credit Facility until April 4, 1999 and will be allowed five years from the date of its last such borrowing to repay the principal amount owed with respect thereto, at an interest rate of eight percent (8%) per annum. Prior to the Amendment, the Company was required to borrow funds under the Credit Facility before April 4, 1998 and complete repayment within four years of the last such borrowing, at an interest rate of ten percent (10%) per annum.

         In addition, the Company agreed to extend until April 2003 the expiration date of the Warrants and to reset the exercise price thereof to $6.00 per share. The Warrants, as originally issued on April 4, 1996, expired in April 2001 and were exercisable at $9.50 per share.

         Copies of the Amendment and the Warrants are attached hereto as Exhibits (c)(1) and (c)(2), respectively. The Credit Facility was previously filed by the Company as an exhibit to the Company's Form 8-K dated April 4, 1996.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

   (c)  Exhibits

        (1) Amendment No.1 to Senior Loan Agreement dated April 4, 1996 between Geotek Communications, Inc. and S-C Rig Investments-III, L.P.

        (2) Amended and Restated Warrant to Purchase Common Stock of Geotek Communications, Inc. dated April 22, 1997.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           GEOTEK COMMUNICATIONS, INC.


Date: April 30, 1997       By: /s/ Michael H. Carus
      --------------           ---------------------
                               Name:  Michael H. Carus
                               Title: Vice President and
                                      acting Chief Financial Officer

                                  EXHIBIT INDEX
                                  -------------


Exhibit No.
-----------

(c)(1) Amendment No. 1 to Senior Loan Agreement dated April 4, 1996 between Geotek Communications, Inc. and S-C Rig
            Investments-III, L.P.

(c)(2) Amended and Restated Warrant to Purchase Common Stock of Geotek Communications, Inc. dated April 22, 1997.

                                 EXHIBIT (c)(1)

                    AMENDMENT NO. 1 TO SENIOR LOAN AGREEMENT
                            DATED AS OF APRIL 4, 1996
                                     BETWEEN
                    GEOTEK COMMUNICATIONS, INC., AS BORROWER
                                       AND
                    S-C RIG INVESTMENTS-III, L.P., AS LENDER


         THIS AMENDMENT NO. 1 TO SENIOR LOAN AGREEMENT (this "Amendment") is made as of the 22nd day of April, 1997, by and among GEOTEK COMMUNICATIONS, INC., a Delaware Corporation (the "Borrower"), and S-C RIG INVESTMENTS-III, L.P., a Delaware limited partnership (the "Lender").

                              B A C K G R O U N D:

A. The parties hereto entered into a Senior Loan Agreement dated as of the 4th day of April, 1996 (the "Loan Agreement") pursuant to which the Lender agreed to extend credit in order to enable the Borrower, under the terms and subject to the conditions set forth in the Loan Agreement, to borrow up to the sum of Forty Million Dollars ($40,000,000).

B. The parties have agreed to amend certain provisions of the Loan Agreement as set forth herein.

                               A G R E E M E N T:

         1. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Loan Agreement.

         2. Section 1.15 of the Loan Agreement is amended and restated in its entirety to read as follows:

            "Funding Cutoff Date" means the earlier of (i) April 4, 1999 or
(ii) the date on which the Commitment is otherwise terminated in accordance with the terms hereof.

         3. Section 1.50 of the Loan Agreement is amended and restated in its entirety to read as follows:

            "Warrant" means that certain Amended and Restated Warrant to Purchase Common Stock dated as of April 22, 1997, amending and restating that certain Warrant to Purchase Common Stock dated as of April 4, 1996, pursuant to which the Lender shall have the right to purchase up to 4,210,526 (subject to adjustments as therein provided) shares of common stock of the Borrower.

         4. Section 2.1 of the Loan Agreement is amended by replacing the entire third sentence thereof with the following:

            "The unpaid principal balance and any accrued but unpaid interest owing on all Loans shall be payable in full on the earliest of (i) April 4, 2004, (ii) the fifth anniversary of the date on which the last Loan is made hereunder, or (iii) the date on which the Loans are accelerated pursuant to
Section 7.1 hereof (such earliest date, the "Maturity Date")."

         5. Section 2.2 of the Loan Agreement is amended by replacing "ten percent (10%)" with "eight percent (8%)".

         6. Simultaneous with the execution of this Amendment, Lender shall deliver to Borrower the Warrant to purchase Common Stock of the Company, dated April 4, 1996, issued to Lender in connection with the original execution of the Loan Agreement for cancellation and Borrower shall deliver to Lender a duly executed Warrant in the form attached hereto as Exhibit A.

         7. The Borrower represents and warrants to the Lender as follows:

            (a) Corporate Existence and Standing. The Borrower is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all requisite authority to conduct its business in each jurisdiction in which its business is conducted, except where the failure to so qualify would not have a Material Adverse Effect.

            (b) Authorization and Validity. The Borrower has the corporate power and authority to execute and deliver this Amendment and the Warrant and to perform its obligations thereunder. The execution and delivery by the Borrower of this Amendment and the Warrant and the performance of its obligations thereunder have been duly authorized by all proper corporate proceedings. The Obligations constitute the legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms. The full number of Warrant Shares (as defined in the Warrant) initially issuable upon exercise of the Warrant have been properly reserved by the Borrower and, upon exercise of the Warrant, all such Warrant Shares shall be duly and validly issued and shall constitute fully paid and non-assessable shares of Common Stock of the Borrower.

         8. Except as expressly supplemented and/or modified herein, the terms of the Loan Agreement shall continue in full force and effect.

         IN WITNESS WHEREOF, the Borrower and Lender have executed this Amendment as of this 22nd day of April, 1997.

                                        Borrower:
                                        ---------

                                        GEOTEK COMMUNICATIONS, INC.


                                        By:
                                            --------------------------------
                                            Name:
                                            Title:


                                        Lender:
                                        -------

                                        S-C RIG INVESTMENTS-III, L.P.


                                        By:  S-C Rig Co.
                                             its general partner

                                        By:
                                            --------------------------------
                                            Name:
                                            Title:

                                 EXHIBIT (c)(2)

NEITHER THIS AMENDED AND RESTATED WARRANT (THE "WARRANT") NOR THE SECURITIES ISSUABLE UPON EXERCISE HEREOF NOR ANY INTEREST OR PARTICIPATION HEREIN OR THEREIN MAY BE OFFERED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED, ENCUMBERED OR IN ANY OTHER MANNER TRANSFERRED OR DISPOSED OF IN THE UNITED STATES EXCEPT IN COMPLIANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), ANY APPLICABLE STATE SECURITIES LAWS AND THE TERMS AND CONDITIONS HEREOF. THE HOLDER OF THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF ARE SUBJECT TO THE RESTRICTIONS HEREIN SET FORTH.

VOID AFTER 5:00 P.M., NEW YORK, NEW YORK TIME, APRIL 4, 2003

                     ***************************************

                          AMENDED AND RESTATED WARRANT

                                       to

                              PURCHASE COMMON STOCK

                                       of

                           GEOTEK COMMUNICATIONS, INC.

                       AMENDING AND RESTATING THE WARRANT
                       ORIGINALLY ISSUED ON APRIL 4, 1996
           IN CONNECTION WITH THAT CERTAIN SENIOR LOAN AGREEMENT DATED
                APRIL 4, 1996 BETWEEN GEOTEK COMMUNICATIONS, INC.
                        AND S-C RIG INVESTMENTS-III, L.P.

                     ***************************************

              This certifies that, for good and valuable consideration, Geotek Communications, Inc., a Delaware corporation (the "Company"), grants to S-C Rig Investments - III, L.P., a Delaware limited partnership, or permitted registered assigns (the "Warrantholder" or "Warrantholders"), the right to subscribe for and purchase from the Company, at a purchase price of $6.00 per share (the "Exercise Price"), at any time and from time to time after the date hereof (i.e., April 22, 1997)(the "Initial Exercise Date"), and to and including 5:00 P.M. New York City time on April 4, 2003 (the "Expiration Date"), Four Million Two Hundred Ten Thousand Five Hundred and Twenty-six (4,210,526) shares, as such number of shares may be adjusted from time to time (the "Warrant Shares"), of the Company's Common Stock, par value $.01 per share (the "Common Stock"), subject to the provisions and upon the terms and conditions herein set forth. The Exercise Price and the number of Warrant Shares are subject to adjustment from time to time as provided in Section 6.

     SECTION 1. Exercise of Warrant; Limitation on Exercise; Payment of Taxes.

     1.1 Exercise of Warrant.

         (a) Subject to Section 1.2 hereof, the Warrantholder may exercise this Warrant, in whole or in part at any time and from time to time after the Initial Exercise Date, by presentation and surrender of this Warrant to the Company at its principal executive offices or at the office of its stock transfer agent, if any, with the Subscription Form annexed hereto duly executed and accompanied by cash payment of the full Exercise Price for each Warrant Share to be purchased.

         (b) Upon receipt of this Warrant, with the Subscription Form duly executed and accompanied by payment of the aggregate Exercise Price for the Warrant Shares for which this Warrant is then being exercised, the Company shall cause to be issued certificates for the total number of whole shares of Common Stock for which this Warrant is being exercised (adjusted to reflect the effect of the antidilution provisions contained in Section 6 hereof, if any, and as provided in Sections 5 and 7.8 hereof) in such denominations as are requested for delivery to the Warrantholder, and the Company shall thereupon deliver such certificates to the Warrantholder. The stock certificates so delivered shall be in such denominations as may be specified by the Warrantholder and shall be issued in the name of the Warrantholder or, if permitted by Section 5 and in accordance with the provisions thereof, such other name as shall be designated in the Subscription Form. The Warrantholder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Common Stock shall not then be actually delivered to the Warrantholder. If at the time this Warrant is exercised, a registration statement is not in effect to register under the Securities Act the Warrant Shares issuable upon exercise of this Warrant, the Company may require the Warrantholder to make such customary representations and deliver such customary opinions of counsel, and may place such customary legends on certificates representing the Warrant Shares, as may be reasonably required in the opinion of counsel to the Company to permit the Warrant Shares to be issued without such registration.

         (c) If this Warrant shall have been exercised only in part, the Company shall, at the time of delivery of the certificates for the Warrant Shares, deliver to the Warrantholder a new Warrant evidencing the rights to purchase the remaining Warrant Shares, which new Warrant shall in all other respects be identical with this Warrant. No adjustments or payments shall be made on or in respect of Warrant Shares issuable on the exercise of this Warrant for any regular cash dividends paid or payable to holders of record of Common Stock prior to the date as of which the Warrantholder shall be deemed to be the record holder of such Warrant Shares.

     1.2 Limitation on Exercise. If this Warrant is not exercised prior to 5:00 P.M. on the Expiration Date (or the next succeeding Business Day, if the Expiration Date is a Saturday, Sunday or a day on which the New York Stock Exchange is authorized to close or on which the Company is otherwise closed for business (a "Nonbusiness Day"), this Warrant, or any new Warrant issued pursuant to Section 1.1, shall cease to be exercisable and shall become void and all rights of the Warrantholder hereunder shall cease. This Warrant shall not be exercisable and no Warrant Shares shall be issued hereunder prior to 9:00 a.m. New York City time on the Initial Exercise Date. In addition, this Warrant shall not be exercisable at any time that the lender under that certain Senior Loan Agreement dated as of April 4, 1996 by and between the Company and the initial holder of this Warrant (as the same has been or hereafter may be amended, the "Loan Agreement") shall be in material breach of its obligations thereunder or at any time after a permissible termination of the Loan Agreement resulting directly from a material breach by such lender thereunder.

     1.3 Payment of Exercise Price. Payment of the Exercise Price pursuant to
Section 1.1(a) shall be made to the Company in cash; by certified or official bank check payable in United States dollars to the order of the Company; or by any combination of the foregoing.

     1.4 Payment of Taxes. The issuance of certificates for Warrant Shares shall be made without charge to the Warrantholder for any stock transfer or other issuance tax in respect thereto; provided, however, that the Warrantholder shall be required to pay any and all taxes which may be payable in respect to any transfer involved in the issuance and delivery of any certificates for Warrant Shares in a name other than that of the then Warrantholder as reflected upon the books of the Company.

     SECTION 2. Reservation and Listing of Shares, Etc.

         All Warrant Shares which are issued upon the exercise of the rights represented by this Warrant shall, upon issuance and payment of the Exercise Price, be validly issued, fully paid and nonassessable without any preemptive rights, and free from all taxes, liens, security interests, charges and other encumbrances with respect to the issue thereof other than taxes in respect of any transfer occurring contemporaneously with such issue. During the period within which this Warrant may be exercised, the Company shall at all times have authorized and reserved, and keep available and free from preemptive rights, and free from all taxes, liens, security interests, charges and other encumbrances with respect to the issue thereof, a sufficient number of shares of Common Stock to provide for the exercise of this Warrant, and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the exercise of this Warrant, in addition to such other remedies as shall be available to a Warrantholder, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes. In addition, prior to the issuance of any Warrant Shares, the Company shall at its expense procure the listing of the Warrant Shares (or any other issues of capital stock issuable upon the exercise of this Warrant if such other class of capital stock is then so listed) which shall be issued upon exercise of this Warrant (subject to official notice of issuance) as then may be required on all stock exchanges or interdealer quotation systems on which the Common Stock is then listed and shall maintain such listing if and so long as any shares of the same class shall be listed on such stock exchanges or interdealer quotation systems. The Company shall, from time to time, take all such action as may be required to assure that the par value per share of the Warrant Shares is at all times equal to or less than the then effective Exercise Price.

     SECTION 3. Exchange, Loss or Destruction of Warrant.

         If permitted by Section 5 and in accordance with the provisions thereof, upon surrender of this Warrant to the Company with a duly executed instrument of assignment and funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new Warrant of like tenor in the name of the assignee named in such instrument of assignment and this Warrant shall promptly be canceled. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and, in the case of loss, theft or destruction, of such bond or indemnification as the Company may reasonably require, and, in the case of such mutilation, upon surrender and cancellation of this Warrant, the Company will execute and deliver a new Warrant of like tenor. The term "Warrant" as used herein includes any Warrants issued in substitution or exchange of this Warrant.

     SECTION 4. Ownership of Warrant; Certain Rights of Warrantholders.

         (a) The Company may deem and treat the person in whose name this Warrant is registered as the holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary, until presentation of this Warrant for registration of transfer as provided in subsection 1.1, Section 3 or Section 5.

         (b) Nothing contained in this Warrant shall be construed as conferring upon the Warrantholder or its transferees the right to vote or to receive dividends or to consent or to receive notice as a stockholder in respect of any meeting of stockholders for the election of directors of the Company or of any other matter, or any rights whatsoever as stockholders of the Company. The Company shall give notice to the Warrantholder by registered mail if at any time prior to the expiration or exercise in full of the Warrants, any of the following events shall occur:

             (i) the Company shall authorize the payment of any dividend payable in any securities upon shares of Common Stock or authorize the making of any distribution (other than a regular cash dividend paid out of net profits legally available therefor) to all holders of Common Stock;

             (ii) the Company shall authorize the issuance to all holders of Common Stock of any additional shares of Common Stock or securities that are convertible into or exercisable for shares of Common Stock ("Common Stock Equivalents") or of rights, options or warrants to subscribe for or purchase Common Stock or Common Stock Equivalents or of any other subscription rights, options or warrants;

             (iii) a dissolution, liquidation or winding up of the Company; or

             (iv) a capital reorganization or reclassification of the Common Stock (other than a subdivision or combination of the outstanding Common Stock and other than a change in the par value of the Common Stock) or any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the continuing corporation and that does not result in any reclassification or change of Common Stock outstanding) or in the case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety or a tender offer or exchange offer for shares of Common Stock.

         Such giving of notice shall be initiated at least 20 days prior to the date fixed as a record date or effective date or the date of closing of the Company's stock transfer books for the determination of the stockholders entitled to such dividend, distribution, issuance or subscription rights, or for the determination of the stockholders entitled to vote on such proposed merger, consolidation, sale, conveyance, dissolution, liquidation or winding up or to participate in such tender or exchange offer. Such notice shall specify (A) the date as of which the holders of record of shares of Common Stock to be entitled to receive any such rights, options, warrants or distribution are to be determined, or (B) the initial expiration date set forth in any tender offer or exchange offer for shares of Common Stock or any securities convertible into or exchangeable for Common Stock, or (C) the date on which any such reorganization, reclassification, consolidation, merger, sale, conveyance, dissolution, liquidation or winding up is expected to become effective or consummated, and the date as of which it is expected that holders of record of shares for securities or other property, if any, deliverable upon such reorganization, reclassification, consolidation, merger, sale, conveyance, dissolution, liquidation or winding up. Failure to provide such notice shall not affect the validity of any action taken in connection with such dividend, distribution, issuance or subscription rights, or proposed merger, consolidation, sale, conveyance, tender offer, exchange offer, dissolution, liquidation or winding up.

     SECTION 5. Split-Up, Combination, Exchange and Transfer of Warrants.

         (a) Subject to the provisions of Section 5(b), this Warrant may be split up, combined or exchanged for another Warrant or Warrants containing the same terms to purchase a like aggregate number of Warrant Shares. If the Warrantholder desires to split up, combine or exchange this Warrant, he, she or it shall make such request in writing delivered to the Company and shall surrender to the Company this Warrant and any other Warrants to be so split up, combined or exchanged. Upon any such surrender for a split up, combination or exchange, the Company shall execute and deliver to the person entitled thereto a Warrant or Warrants, as the case may be, as so requested. The Company shall not be required to effect any split up, combination or exchange which will result in the issuance of a warrant entitling the Warrantholder to purchase upon exercise a fraction of a share of Common Stock or a fractional Warrant. The Company may require such Warrantholder to pay a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any split up, combination or exchange of Warrants.

         (b) Neither this Warrant nor the Warrant Shares may be transferred, disposed of or encumbered (any such action, a "Transfer") except in accordance with and subject to the provisions of the Securities Act, any applicable state securities laws and the rules and regulations promulgated thereunder. If at the time of a Transfer, a registration statement is not in effect to register this Warrant or the Warrant Shares, the Company may require the Warrantholder to make such customary representations and deliver such customary opinions of counsel, and may place such customary legends on certificates representing this Warrant, as may be reasonably required in the opinion of counsel to the Company to permit a Transfer without such registration.

     SECTION 6. Adjustments of Exercise Price and Number of Warrant Shares Issuable. The Exercise Price and the number of Warrant Shares issuable upon the exercise of this Warrant are subject to adjustment from time to time upon the occurrence of the events enumerated in this Section 6. For purposes of this
Section 6, "Common Stock" means the Common Stock and any other capital stock of the Company, however designated, for which the Warrants may be exercisable.

         (a) Adjustment for Change in Capital Stock.

         If the Company:

             (i) pays a dividend or makes a distribution on its Common Stock in shares of its Common Stock;

             (ii) subdivides its outstanding shares of Common Stock into a greater number of shares;

             (iii) combines its outstanding shares of Common Stock into a smaller number of shares;

             (iv) makes a distribution on its Common Stock in shares of its capital stock other than Common Stock; or

             (v) issues by reclassification of its Common Stock any shares of its capital stock,

then the Exercise Price and the number and kind of shares of capital stock of the Company issuable upon the exercise of this Warrant (as in effect immediately prior to such action) shall be proportionately adjusted so that the Warrantholder may receive, upon exercise of this Warrant, the aggregate number and kind of shares of capital stock of the Company which he would have owned immediately following such action if this Warrant had been exercised immediately prior to such action.

         The adjustment shall become effective immediately after the record date, subject to subsection (n) of this Section 6, in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification.

         If after an adjustment, a Warrantholder shall be entitled to receive shares of two or more classes or series of capital stock of the Company upon exercise of this Warrant, the Company shall determine the allocation of the adjusted Exercise Price between the classes or series of capital stock. After such allocation, the exercise privilege and the Exercise Price of each class or series of capital stock shall thereafter be subject to adjustment on terms comparable to those applicable to Common Stock in this Section 6.

         Such adjustment shall be made successively whenever any event listed above shall occur.


         (b) Adjustment for Rights Issue. If the Company distributes any rights, options or warrants to all holders of its Common Stock entitling them for a period expiring within 60 days after the record date mentioned below to purchase shares of Common Stock or securities convertible into or exercisable or exchangeable for shares of Common Stock at a price per share less than the current market price per share (including, in the case of securities convertible into or exercisable or exchangeable for shares of Common Stock, the consideration payable for such convertible, exercisable or exchangeable security and the minimum consideration per share payable upon the conversion, exercise or exchange of such security into or for Common Stock) on that record date, the Exercise Price shall be adjusted in accordance with the following formula:

                                    O + N x P
                                        -----
                            E'  =  E  x   M
                                        -----
                                        O + N

         where:

         E' =  the adjusted Exercise Price.

         E  =  the current Exercise Price.

         O = the number of shares of Common Stock outstanding on the record date.

         N  =  the number of additional shares of Common Stock offered.

         P  =  the offering price per share of the additional shares.

         M = the current market price per share of Common Stock on the record date.

         The adjustment shall be made successively whenever any such rights, options or warrants are issued and shall become effective immediately after the record date for the determination of stockholders entitled to receive the rights, options or warrants. If at the end of the period during which such rights, options or warrants are exercisable, not all rights, options or warrants shall have been exercised, the Exercise Price shall be immediately readjusted to what it would have been if "N" in the above formula had been the number of shares actually issued.

         (c) Adjustment for Other Distributions. If the Company distributes to all holders of its Common Stock any of its assets or debt securities or any rights or warrants to purchase debt securities, assets or other securities of the Company, the Exercise Price shall be adjusted in accordance with the following formula:

         E' =  E  x  M - F
                     -----
                       M
         where:

         E' =  the adjusted Exercise Price.

         E  =  the current Exercise Price.

         M = the current market price per share of Common Stock on the record date mentioned in the immediately succeeding paragraph.

         F = the fair market value on the record date of the assets, securities, rights or warrants applicable to one share of Common Stock. The Board of Directors shall determine the fair market value.

         The adjustment shall be made successively whenever any such distribution is made and shall become effective immediately after the record date for the determination of stockholders entitled to receive the distribution.

         This subsection (c) does not apply to:

             (i) rights, options or warrants referred to in subsection (b) of this Section 6, or

             (ii) cash dividends or cash distributions paid out of consolidated current or retained earnings as shown on the books of the Company prepared in accordance with generally accepted accounting principles other than any Extraordinary Cash Dividend (as defined below). An "Extraordinary Cash Dividend" shall be that portion, if any, of the aggregate amount of all cash dividends paid in any fiscal year which exceeds $25 million. In all cases, the Company shall give the Warrantholders at least 30 days notice of a record date for any dividend payment on its Common Stock.

         (d) Adjustment for Common Stock Issue. If the Company issues shares of Common Stock for a consideration per share less than the current market price per share on the date the Company fixes the offering price of such additional shares, the Exercise Price shall be adjusted in accordance with the formula:

                          P
                         ---
         E'  =  E  x  O + M
                     -------
                        A

         where:

         E' = the adjusted Exercise Price.

         E  = the then current Exercise Price.

         O = the number of shares outstanding immediately prior to the issuance of such additional shares.

         P = the aggregate consideration received for the issuance of such additional shares.

         M = the current market price per share on the date the Company fixes the offering price of such additional shares.

         A = the number of shares outstanding immediately after the issuance of such additional shares.

         The adjustment shall be made successively whenever any such issuance is made, and shall become effective immediately after such issuance.

         This subsection (d) does not apply to:

             (i) any of the transactions described in subsections (a), (b) and
(c) of this Section 6,

             (ii) the conversion, exercise or exchange of securities convertible or exchangeable for Common Stock,

             (iii) Common Stock issuable upon the exercise of rights or warrants issued to the holders of Common Stock,

             (iv) Common Stock issued to shareholders of any person which merges into the Company in proportion to their stock holdings of such person immediately prior to such merger, upon such merger,

             (v) Common Stock issued in a bona fide public offering pursuant to a firm commitment underwriting, or

             (vi) Common Stock issued in a bona fide private placement through a placement agent which is a member firm of the National Association of Securities Dealers, Inc. (except to the extent that any discount from the current market price attributable to restrictions on transferability of the Common Stock, as determined in good faith by the Board of Directors and described in a Board resolution which shall be filed with the Warrant Agent, shall exceed 20%).

         (e) Adjustment for Convertible Securities Issue. If the Company issues any securities convertible into or exercisable or exchangeable for Common Stock (other than securities issued in transactions described in subsections (a), (b) and (c) of this Section 6) for a consideration per share (including the minimum consideration per share payable upon conversion, exercise or exchange of any securities convertible into or exercisable or exchangeable for Common Stock) of Common Stock initially deliverable upon conversion, exercise or exchange of such securities less than the current market price per share on the date the Company fixes the offering price of such securities, the Exercise Price shall be adjusted in accordance with this formula:


                          P
                          -
         E' =  E  x   O + M
                      -----
                      O + D

         where:

         E' =  the adjusted Exercise Price.

         E  =  the then current Exercise Price.

         O = the number of shares outstanding immediately prior to the issuance of such securities.

         P = the aggregate consideration received for the issuance of such securities.

         M = the current market price per share on the date the Company fixes the offering price of such securities.

         D = the maximum number of shares deliverable upon conversion or exercise of or in exchange for such securities at the initial conversion, exercise or exchange rate.

         The adjustment shall be made successively whenever any such issuance is made, and shall become effective immediately after such issuance.

         If all of the Common Stock deliverable upon conversion, exercise or exchange of such securities has not been issued when such securities are no longer outstanding, then the Exercise Price shall promptly be readjusted to the Exercise Price which would then be in effect had the adjustment upon the issuance of such securities been made on the basis of the actual number of shares of Common Stock issued upon conversion, exercise or exchange of such securities.

         This subsection (e) does not apply to:

             (i) convertible, exercisable or exchangeable securities issued to shareholders of any person which merges into the Company, or with a subsidiary of the Company, in proportion to their stock holdings of such person immediately prior to such merger, upon such merger,

             (ii) convertible, exercisable or exchangeable securities issued in a bona fide public offering pursuant to a firm commitment underwriting or pursuant to agreements in effect on the date of issuance of this Warrant,

             (iii) convertible, exercisable or exchangeable securities issued in a bona fide private placement through a placement agent which is a member firm of the National Association of Securities Dealers, Inc. (except to the extent that any discount from the current market price attributable to restrictions on transferability of Common Stock issuable upon conversion, as determined in good faith by the Board of Directors and described in a Board resolution which shall be filed with the Trustee, shall exceed 20% of the then current market price) or

             (iv) stock options issued to the Company's directors, officers or employees.

         (f) Adjustment for Tender or Exchange Offer. If the Company or any Subsidiary of the Company consummates a tender or exchange offer for all or any portion of the Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, to the extent that the cash and value of any other consideration included in such payment per share of Common Stock (determined on an as-converted basis in the case of any such convertible, exercisable or exchangeable securities so tendered or exchanged) exceeds the average of the Quoted Prices (as defined in subsection (g) of this Section 6) of the Common Stock for the five consecutive trading days (the "Adjustment Period") commencing on the first trading day (such trading day, the "First Trading Day") immediately following the last time tenders or exchanges may be made pursuant to such tender or exchange offer (the "Expiration Time"), the Exercise Price shall be adjusted in accordance with this formula:


         E' =  E x O x M
                   -----------
                   P + (A x M)

         E' =  the adjusted Exercise Price.

         E  =  the current Exercise Price.

         O = the number of shares of Common Stock outstanding immediately prior to the Expiration Time, including, in the case of any tender or exchange offer in respect of securities convertible into or exercisable or exchangeable for Common Stock, any shares of Common Stock issuable upon the conversion, exercise or exchange of such securities.


                                       -11

         M = the average of the Quoted Prices (as defined in subsection (g) of this Section 6) of the Common Stock for the Adjustment Period.

         P = the aggregate cash consideration and the fair market value of any non-cash consideration payable to stockholders based on the number of shares of Common Stock (or securities convertible into or exercisable or exchangeable for Common Stock) tendered or exchanged (and not withdrawn) in connection with the tender or exchange offer and accepted by the Company. The Board of Directors shall determine the fair market value of any non-cash consideration.

         A = the number of shares of Common Stock outstanding at the time of acceptance by the Company of any shares of Common Stock (or securities convertible into or exercisable or exchangeable for Common Stock) so tendered or exchanged and accepted by the Company, including, in the case of any tender or exchange offer in respect of securities convertible into or exercisable or exchangeable for Common Stock, any shares of Common Stock issuable upon the conversion, exercise or exchange of such securities.

         The adjustment shall be made successively whenever any such tender or exchange offer is made. To the extent a Warrantholder exercises such holder's Warrant(s) prior to the conclusion of the Adjustment Period, any adjustment in the number of Warrant Shares issuable upon exercise of such Warrant(s) shall be for the benefit of the holder of record of such Warrant(s) at the close of trading on the First Trading Day.

         This subsection (f) does not apply to redemptions of securities pursuant to redemption provisions contained in the certificate of designation pertaining to such securities in effect at the time such securities were issued, whether such redemptions are optional or mandatory.

         (g) Current Market Price. In subsections (b), (c), (d) and (e) of this
Section 6, the current market price per share of Common Stock on any date is the average of the Quoted Prices of the Common Stock for 30 consecutive trading days commencing 45 trading days before the date in question. The "Quoted Price" of the Common Stock is the last reported sales price of the Common Stock on any national securities exchange on which the Common Stock is listed which shall be for consolidated trading if applicable to such exchange, or if not so listed, the last reported bid price of the Common Stock. In the absence of one or more such quotations, the Board of Directors of the Company shall determine the current market price on such basis as it in good faith considers appropriate.

         (h) Consideration Received. For purposes of any computation respecting consideration received pursuant to subsections (d) and (e) of this Section 6, the following shall apply:

             (i) in the case of the issuance of shares of Common Stock for cash, the consideration shall be the amount of such cash, provided that in no case shall any deduction be made for any commissions, discounts or other expenses incurred by the Company for any underwriting of the issue or otherwise in connection therewith;

             (ii) in the case of the issuance of shares of Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof as determined in good faith by the Company's Board of Directors (irrespective of the accounting treatment thereof), whose determination shall be conclusive and described in a Board resolution; and

             (iii) in the case of the issuance of securities convertible into or exercisable or exchangeable for shares, the aggregate consideration received therefor shall be deemed to be the consideration received by the Company for the issuance of such securities plus the additional minimum consideration, if any, to be received by the Company upon the conversion, exercise or exchange thereof (the consideration in each case to be determined in the same manner as provided in clauses (i) and (ii) of this subsection).

         (i) When De Minimis Adjustment May Be Deferred. No adjustment in the Exercise Price need be made unless the adjustment would require an increase or decrease of at least 1% in the Exercise Price. Any adjustments that are not made shall be carried forward and taken into account in any subsequent adjustment.

         All calculations under this Section 6 shall be made to the nearest cent or to the nearest 1/100th of a share, as the case may be.

         (j) When No Adjustment Required. No adjustment need be made for a transaction referred to in subsections (a), (b), (c), (d), (e) or (f) of this
Section 6 if Warrantholders are to participate in the transaction on a basis and with notice that the Board of Directors determines to be fair and appropriate in light of the basis and notice on which holders of Common Stock participate in the transaction.

         No adjustment need be made for (i) a transaction referred to in subsections (b), (d) or (e) of this Section 6 if the below market portion of such issuances, taken together with the below market portions all other issuances and with the above market portions of all tender or exchange offers described in clause (ii) of this paragraph made on and after the date of this Agreement, is less than 2.0% of the Total Market Capitalization of the Company (determined by reference to the sum of the percentages of Total Market Capitalization of the Company attributable to each such transaction on the date thereof) and (ii) a transaction referred to in subsection (f) of this Section 6 if the above market portion of such tender or exchange offers, taken together with the above market portions of all other tender or exchange offers and with the below market portions of all issuances described in clause (i) of this paragraph made on or after the date of this Agreement, is less than 2.0% of the Total Market Capitalization of the Company (determined by reference to the sum of the percentages of Total Market Capitalization of the Company attributable to each such transaction on the date thereof). For purposes of this Agreement, the Total Market Capitalization of the Company shall mean as of any day of determination, the sum of (a) the consolidated indebtedness of the Company and its subsidiaries on such day plus (b) the product of (i) the Company's aggregate number of outstanding primary shares of Common Stock on such day (which shall not include any options or warrants on, or securities convertible or exchangeable into, shares of Common Stock other than, any shares of preferred stock of the Company, that, as of the day of determination, cannot, pursuant to the terms thereof as in effect on the date of this Warrant, be required to be redeemed by the Company in cash), and
(ii) the average closing price of such Common Stock over the 20 consecutive trading days immediately preceding such day, plus (c) the liquidation value of any outstanding shares of preferred stock of the Company on such day. If no such closing price exists with respect to shares of any such class, the value of such shares for purposes of clause (b) for the preceding sentence shall be determined by the Company's Board of Directors in good faith.

         No adjustment need be made for a change in the par value, or from par value to no par value, or from no par value to par value, of the Common Stock.

         To the extent the Warrants become convertible into cash, no adjustment need be made thereafter as to the cash. Interest will not accrue on the cash.

         (k) Voluntary Reduction. The Company from time to time may, as the Board of Directors deems appropriate, reduce the Exercise Price by any amount for any period of time if the period is at least 20 days and if the reduction is irrevocable during the period; provided that in no event may the Exercise Price be less than the par value of a share of Common Stock.

         Whenever the Exercise Price is reduced, the Company shall mail to Warrantholders a notice of the reduction. The Company shall mail the notice at least 15 days before the date the reduced Exercise Price takes effect. The notice shall state the reduced Exercise Price and the period it will be in effect.

         A voluntary reduction of the Exercise Price pursuant to this Section 6(k), other than a reduction which the Company has irrevocably committed will be in effect for so long as any Warrants are outstanding, does not change or adjust the Exercise Price otherwise in effect for purposes of subsections (a), (b),
(c), (d), (e) and (f) of this Section 6.

         (l) Reorganization of the Company.

             (i) If the Company consolidates or merges with or into, or transfers or leases all or substantially all its assets to, any person, upon consummation of such transaction this Warrant shall automatically become exercisable for the kind and amount of securities, cash or other assets which the holder of a Warrant would have owned immediately after the consolidation, merger, transfer or lease if the holder had exercised the Warrant immediately before the effective date of the transaction. Concurrently with the consummation of such transaction, the corporation formed by or surviving any such consolidation or merger if other than the Company, or the person to which such sale or conveyance shall have been made (any such person, the "Successor Entity"), shall enter into a supplemental agreement so providing and further providing for adjustments which shall be as nearly equivalent as may be practical to the adjustments provided for in this Section 6. The Successor Entity shall mail to the Warrantholder a notice describing the supplemental agreement. If the issuer of securities deliverable upon exercise of this Warrant under the supplemental agreement is an affiliate of the formed, surviving, transferee or lessee corporation, that issuer shall join in the supplemental agreement.

             (ii) If this subsection (l) applies, subsections (a), (b), (c),
(d), (e) and (f) of this Section 6 do not apply.

         (m) Company Determination Final. Any determination that the Company or the Board of Directors must make pursuant to subsection (a), (c), (d), (e), (f),
(g), (h) or (j) of this Section 6 may be challenged in good faith by Warrantholders that hold Warrants entitling them to purchase at least 50% of the Warrant Shares (the "Majority Warrantholders") by providing the Company written notice of such challenge within ten (10) business days of the Company providing Warrantholders notice of such determination. Any such challenge shall be resolved by an investment banking firm selected by the Company and reasonably acceptable to the Majority Warrantholders, which resolution shall be conclusive and binding on the Company and the Warrantholders.

         (n) When Issuance or Payment May Be Deferred. In any case in which this
Section 6 shall require that an adjustment in the Exercise Price be made effective as of or immediately after a record date for a specified event, the Company may elect to defer until the occurrence of such event (i) issuing to the holder of any Warrant exercised after such record date the Warrant Shares and other capital stock of the Company, if any, issuable upon such exercise over and above the Warrant Shares and other capital stock of the Company, if any, issuable upon such exercise on the basis of the Exercise Price prior to such adjustment and (ii) paying to such holder any amount in cash in lieu of a fractional share pursuant to Section 7.8 hereof; provided that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional Warrant Shares, other capital stock and cash upon the occurrence of the event requiring such adjustment.

         (o) Adjustment in Number of Shares. Upon each adjustment of the Exercise Price pursuant to this Section 6, this Warrant shall thereafter evidence the right to receive upon payment of the adjusted Exercise Price that number of shares of Common Stock (calculated to the nearest hundredth) obtained from the following formula:

         N'  =  N x  E
                    ---
                     E'

         where:

         N' = the adjusted number of Warrant Shares issuable upon exercise of a Warrant by payment of the adjusted Exercise Price.

         N   =  the number of Warrant Shares previously issuable upon
                exercise of this Warrant by payment of the Exercise Price prior to adjustment.

         E'  =  the adjusted Exercise Price.

         E   =  the Exercise Price prior to adjustment.

         (p) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Exercise Price or number of Warrant Shares issuable upon exercise hereof pursuant to this Section 6, the Company, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each Warrantholder a certificate prepared by the Company (or by a firm of independent public accountants of recognized standing selected by the Board of Directors of the Company (who may be the regular auditors of the Company) if such accountants are required to deliver a similar certificate pursuant to Section 18(a) of that certain Warrant Agreement dated as of June 30, 1995 by and between the Company and IBJ Schroder Bank & Trust Company, as Warrant Agent) setting forth such adjustment or readjustment and showing in reasonable detail the method of calculation and the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request at any time of any Warrantholder, furnish or cause to be furnished to such holder a like certificate setting forth
(i) such adjustment and readjustment, (ii) the Exercise Price at the time in effect, and (iii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the exercise of this Warrant.

     SECTION 7. Miscellaneous.

     7.1 Entire Agreement. This Warrant constitutes the entire agreement between the Company and the Warrantholder with respect to this Warrant and Warrant Shares.

     7.2 Binding Effects; Benefits. This Warrant shall inure to the benefit of and shall be binding upon the Company, the Warrantholder and holders of Warrant Shares and their respective heirs, legal representatives, successors and assigns. Nothing in this Warrant, expressed or implied, is intended to or shall confer on any person other than the Company, the

Warrantholder and holders of Warrant Shares, or their respective heirs, legal representatives, successors or assigns, any rights, remedies, obligations or liabilities under or by reason of this Warrant or the Warrant Shares.

     7.3 Amendments and Waivers. This Warrant may not be modified or amended except by an instrument in writing signed by the Company and the Majority Warrantholders. The Company, any Warrantholder or holders of Warrant Shares may, by an instrument in writing, waive compliance by the other party with any term or provision of this Warrant on the part of such other party hereto to be performed or complied with. The waiver by any such party of a breach of any term or provision of this Warrant shall not be construed as a waiver of any subsequent breach.

     7.4 Section and Other Headings. The section and other headings contained in this Warrant are for reference purposes only and shall not be deemed to be a part of this Warrant or to affect the meaning or interpretation of this Warrant.

     7.5 Further Assurances. Each of the Company, the Warrantholders and holders of Warrant Shares shall do and perform all such further acts and things (including, without limitation, any required filings under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended) and execute and deliver all such other certificates, instruments and/or documents (including without limitation, such proxies and/or powers of attorney as may be necessary or appropriate) as any party hereto may, at any time and from time to time, reasonably request in connection with the performance of any of the provisions of this Warrant.

     7.6 Notices. All demands, requests, notices and other communications required or permitted to be given under this Warrant shall be in writing and shall be deemed to have been duly given if delivered personally or sent by United States certified or registered first class mail, postage prepaid, to the parties hereto at the following addresses or at such other address as any party hereto shall hereafter specify by notice to the other party hereto:


         (a) if to the Company, addressed to:

             Geotek Communications, Inc.
             102 Chestnut Ridge Road
             Montvale, New Jersey 07645
             Attention:  President

         (b) if to any Warrantholder or holder of Warrant Shares, addressed to the address of such person appearing on the books of the Company.

         Except as otherwise provided herein, all such demands, requests, notices and other communications shall be deemed to have been received on the date of personal delivery thereof or on the third business day after the mailing thereof.

     7.7 Separability. Any term or provision of this Warrant which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable any other term or provision of this Warrant or affecting the validity or enforceability of any of the terms or provisions of this Warrant in any other jurisdiction.

     7.8 Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a share called for upon any exercise hereof, the Company shall pay to the Warrantholder an amount in cash equal to such fraction multiplied by the current market price (as determined as of the date of exercise, and with reference to the applicable trading market, in accordance with Section 1.1(a)(ii)) of a share of such stock as of the date of such exercise.

     7.9 Rights of the Holder. The Warrantholder shall not, solely by virtue of this Warrant, be entitled to any rights of a stockholder of the Company, either at law or in equity.

     7.10 Governing Law; Jurisdiction.

          (a) This Warrant shall be governed by and construed in accordance with the laws of the State of New York, without regard to such State's internal conflicts of laws principles.

          (b) Jurisdiction. With respect to any suit, action or proceeding relating to this Warrant, the Company irrevocably (i) submits to the non-exclusive jurisdiction of the courts in the State of New York and the United States District court located in the Borough of Manhattan in New York City; and
(ii) waives any objection which it may have at any time to the laying of venue of any such suit, action or proceeding brought in any such court, waives any claim that any such suit, action or proceeding has been brought in an inconvenient forum and further waives the right to object with respect to any such suit, action or proceeding that such court does not have any jurisdiction over it.

     Nothing contained in this Section 7.10 shall limit or impair the right of a Warrantholder to institute any suit, action, motion or proceeding in any other court of competent jurisdiction, nor shall the taking of any suit, action or proceeding in one or more jurisdictions preclude the taking of proceedings in any other jurisdiction, whether concurrently or not.

     (c) Service of Process. The Company irrevocably appoints the following process agent to receive, for it and on its behalf, service of process in any suit, action or proceeding relating to this Warrant: CT Corporation System, 1633 Broadway, New York, New York 10019. If for any reason the Company's process agent is unable to act as such, the Company will promptly notify the Warrantholders and within thirty (30) days appoint a substitute process agent acceptable to the Majority Warrantholders. Nothing in this Agreement will affect the right of a Warrantholder to serve process in any other manner permitted by law.

              IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.

                          GEOTEK COMMUNICATIONS, INC.





                          By: _______________________________________
                              Name:
                              Title:


Dated: April 22, 1997

                                   ASSIGNMENT


(To be executed only upon assignment of Warrant Certificate)

              For value received, ____________________ hereby sells, assigns and transfers unto _____________________ the within Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint _________________ attorney, to transfer said Warrant Certificate on the books of the within-named Company with respect to the number of Warrants set forth below, with full power of substitution in the premises:


              Name(s) of
              Assignee(s)       Address      No. of Warrant Shares
              -----------       -------      ---------------------








And if said number of Warrants shall not be all the Warrants represented by the Warrant Certificate, a new Warrant Certificate is to be issued in the name of said undersigned for the balance remaining of the Warrants represented by said Warrant Certificate.

Dated: ________________, 19___



                     ------------------------------------------
                   Note: The above signature should correspond
                         exactly with the name on the face of this Warrant Certificate.

                                SUBSCRIPTION FORM
                    (To be executed upon exercise of Warrant
                           pursuant to Section 1.1(a))

              The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant Certificate for, and to purchase thereunder, ______ shares of Common Stock, as provided for therein, and delivers payment in full of the Exercise Price in the amount of $ __________ as follows:

              Cash                                          $__________
              Certified or Official bank check              $__________




              Please issue a certificate or certificates for such Common Stock in the name of, and pay any cash for any fractional share to:

                                       Name: _________________________________
                                    Address: _________________________________
                                             _________________________________
                                             _________________________________
                        Social Security No.: _________________________________

                            (Please Print Name, Address and Social Security No.)


                            Signature: ___________________________________

                                 NOTE: The above signature should correspond
                                       exactly with the name on the first page
                                       of this Warrant Certificate or with the
                                       name of the assignee appearing in the
                                       assignment form delivered herewith.

              And if said number of shares shall not be all the shares purchasable under the within Warrant Certificate, a new Warrant Certificate is to be issued in the name of said undersigned for the balance remaining of the shares purchasable thereunder rounded up to the next higher number of shares.